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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                February 26, 2003
                                -----------------
                                (Date of Report)


                               Claimsnet.com inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    001-14665                 75-2649230
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

          12801 N. Central Expressway, Suite 1515, Dallas, Texas 75243
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 458-1701
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Previous independent accountant:

         (1) On February 20, 2003, the Registrant dismissed Ernst & Young LLP, which served as the Registrant's independent public accountants since 1999.

         (2) The reports issued by Ernst & Young LLP on the financial statements for the past two fiscal years of the Registrant did not contain an adverse opinion nor a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. The report issued by Ernst & Young LLP on the financial statements for the most recent fiscal year of the Registrant was modified to include an explanatory paragraph describing conditions that raised substantial doubt about the Registrant's ability to continue as a going concern.

         (3) The Registrant's Audit Committee approved the decision to change independent public accountants.

         (4) In connection with its audits for the two most recent fiscal years and through February 20, 2003, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference thereto in their report on the financial statements for such years or such interim periods.

         (5) The Registrant has requested that Ernst & Young LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated February 26, 2003, is filed as Exhibit 1 to this Form 8-K.

(b)      New independent public accountants:

         (1) The Registrant's Audit Committee approved the engagement of King Griffin & Adamson P.C. and the Registrant engaged King Griffin & Adamson P.C. as its new independent public accountants as of February 20, 2003. During the two most recent fiscal years and through February 20, 2003, the Registrant has not consulted with King Griffin & Adamson P.C. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(1)(v) and (ii) of Regulation S-K.

         (2) The Registrant has allowed King Griffin & Adamson P.C. to review this Form 8-K before it is filed with the Commission. King Griffin & Adamson P.C. has not furnished the Registrant with a clarification, or disagreement with the information set forth herein.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  FEBRUARY 26, 2003

                                           CLAIMSNET.COM INC.



                                           BY: /S/ Paul W. Miller
                                              ----------------------------------
                                              NAME:  Paul W. Miller
                                              TITLE: Chief Operating Officer and
                                                     Chief Financial Officer